UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

Inflation Protected Bond Fund	November 30, 2009

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The past six months has been a difficult environment for Treasury issues generally, but Treasury inflation protected securities (TIPS) have been the exception. Even though current inflation continues at low levels, expectations for future inflation are intensifying and demand for inflation protection has risen. As a result, TIPS continued their rally that began in the fall of 2008 and posted solid returns. Your fund performed well and generated a solid six-month return.

PERFORMANCE COMPARISON

Your fund returned 7.59% for the six-month period ended November 30, 2009, narrowly trailing the Barclays Capital U.S. TIPS Index. The fund also modestly underperformed its Lipper peer group average because our allocation to non-TIPS holdings was much smaller than our competitors’, some of whom can allocate as little as 20% to TIPS issues. During this period, TIPS performed well, but other sectors such as investment-grade or asset-backed bonds did even better. We allocated a small portion of our portfolio to commercial mortgage-backed securities, but we did not aggressively exploit our ability to invest 20% in non-TIPS issues. Since last fall, TIPS have performed phenomenally well as many risk-averse investors shunned other categories of bonds. In the coming year, the conditions for TIPS are not as promising, and we don’t expect to see such strong results.

ECONOMY AND INTEREST RATES

After experiencing one of its sharpest economic downturns since the Great Depression, the U.S. economy appears to be on the mend. The gross domestic product is estimated to have grown by 2.8% in the third quarter, the first increase in output since the fourth quarter of 2007. Other signs are not as encouraging. Unemployment remains high—10% in November. Housing starts remained mired at about 500,000 units annually, about half of what the rate would be to satisfy population growth and household formation. Industrial production in November was flat.

The Federal Reserve’s massive policy response—designed to prevent the economy from sliding into a depression—continued during the past six months. The Fed maintained short-term interest rates between 0.00% and 0.25% and continued its purchase of mortgages and other securities. Toward the end of the reporting period, the Fed acknowledged that the economy was evolving away from a recession, but there was no discernible change in its policy stance, which is oriented toward averting an economic meltdown. The Fed’s exit strategy from this extremely accommodative posture is not clear at this point, but we believe that it will give the markets clear and ample notice.

The economic rebound, albeit weak, seems to have put to rest fears of deflation, or a pattern of broad-based price declines that encourages consumers to put off spending. While some worried that the federal government’s massive deficit spending and the Fed’s easy-money policy carry some danger of igniting long-term inflation, price pressures appeared to be in check, at least so far. The overall consumer price index (CPI) only recently climbed out of negative territory, mainly in response to higher oil prices. Absent volatile food and energy costs, the “core” inflation rate remains positive, though subdued, versus year-ago levels.

In the past six months, TIPS performed better than expected considering general inflation conditions. A weaker dollar, a spike in gold prices, and rising oil prices buoyed TIPS, and they were able to hitch a ride on the coattails of a Treasury rally in response to an accommodative Fed policy. What really made a difference was TIPS’s inflation protection. Given the choice between a nominal five-year Treasury note and a five-year TIPS, a substantial number of investors opted for the TIPS. They clearly are concerned about the risk of higher inflation, which has yet to manifest itself.

We can get a good idea of the market’s inflation expectations by comparing the yield of a TIPS with the yield of a conventional Treasury note that has a comparable maturity. For example, if a 10-year TIPS and a conventional 10-year Treasury were both yielding 4%, we can assume that the inflation expectations would be near zero. At the end of the reporting period, the difference between the yield of a 10-year TIPS—1.08%—and the yield of a conventional Treasury of the same maturity—3.20%—was about 212 basis points (100 basis points equals 1%). Inflation expectations are higher than they were six months ago although they still seem contained. Unfortunately the yield on longer-term TIPS is low, which provides little cushion should inflation fall short of those expectations. This could happen if economic growth remains anemic and we continue to see lots of unused or underused productive capacity.

In the past six months, TIPS real (inflation-adjusted) yields dropped—quite sharply among short-term issues—and ended much lower than they had been six months ago, which drove up TIPS prices. At the end of November, a number of short-term TIPS—generally issues maturing earlier than 2013—carried negative real yields, indicating that investors were willing to pay a premium for inflation protection. Real yields on five-year TIPS at the end of November stood at 0.14%, more than two percentage points lower than the yield at the end of November 2008. At this level, there is little value in the front end of the yield curve. The 10-year TIPS currently is yielding a little more than 1.0%, a stingy return that reflects the extremely low yields now available in the Treasury market. Such valuations in general challenge us to find better opportunities elsewhere.

At the moment, we are seeing few signs of inflationary pressures. Energy prices are higher than they were earlier this year, but this bounce followed a dramatic collapse in 2008. Capacity utilization is at low levels and unlikely to put pressure on prices. Wage growth has remained subdued, and, as long as unemployment is this high, wages are not likely to accelerate. Consumer spending has been flat and is likely to remain anemic in early 2010. As a result, pricing pressure will be weak, and it appears that core consumer inflation (that is, excluding volatile energy and food prices) is likely to remain comfortably below those levels that prompt concerns at the Federal Reserve.

PORTFOLIO STRATEGY

At the end of November, about 91% of the fund’s holdings were in TIPS, which is lower than the 94% we held six months ago. We have been reducing our allocation to the TIPS sector and increasing our weights in other better-performing sectors, including commercial mortgage-backed securities (CMBS) and nondollar securities.

We moved out of residential mortgages and into CMBS because we believed that among the high-quality sectors there was more value in commercial mortgages. In retrospect, we were not aggressive enough in allocating to such distressed sectors, as they performed better than TIPS. We also believed that the massive government intervention—in the form of monetary easing and fiscal stimulus—to prop up the economy will take a toll on the dollar. Exposures to Asian currencies stemming from this concern have produced mixed results so far, while holdings in Mexican inflation-linked bonds benefited from Mexico’s higher real yields and inflation.

Since the last report, we have significantly shortened the fund’s duration relative to its benchmark, making the portfolio much less sensitive to interest rate changes.

OUTLOOK

TIPS have had a brilliant year. They were inexpensive a year ago, and they have now become expensive. We see inflation in 2010, but the month-to-month increases are not likely to be as great as the market is anticipating. We believe there is a false sense that the economy is going to have a robust recovery. The market is currently paying a premium for inflation protection, particularly for short-term TIPS. We believe that an investor must have a high conviction that inflation will be strong in the next several years to accept these low yields. We believe there are other more rewarding avenues to follow for inflation protection.

We ended the period with our TIPS allocation at the lower end of our mandated limit as we seek to find effective ways to express our view. We still believe CMBS offer a better combination of risk and reward and may add to our position. We also expect the dollar to continue to decline, and we will invest in higher-yielding non-U.S. inflation-linked bonds and explore opportunities to invest in currencies, particularly those in Asia, that are likely to appreciate against the dollar.

We know the Fed will eventually change its policy stance and begin to tighten. Although the Fed seems comfortable with the current inflation rate, the recovery should increase inflationary pressures. Once the Fed is convinced the recovery has traction, it is likely to act to keep inflation in check. In anticipation, we are currently maintaining a defensive posture and carrying less risk than the benchmark.

We believe that even in periods of benign price increases, investors should always be mindful of inflation. We know that inflation has the ability to accelerate quickly and erode long-term investors’ purchasing power. TIPS holdings not only offer inflation protection, but within a broader asset allocation context, they give investors the opportunity to diversify their portfolios. We believe the case for maintaining a TIPS allocation remains valid, but we do not expect such generous returns as we have seen since the fall of 2008.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 10, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. TIPS Index: An unmanaged (formerly called the Lehman Brothers U.S. TIPS Index) index that consists of inflation protected securities issued by the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds target rate as a benchmark for their prime lending rates.

Hedged: A position that is designed to protect against possible losses in a financial investment by engaging in offsetting transactions.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: A fixed income security’s rate of interest after being adjusted for inflation. It is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.

Weighted average effective duration: A measure that is a gauge of a bond or bond fund’s sensitivity to interest rate changes that takes into account any puts or calls on the portfolio’s bonds. In general, the longer the duration, the greater the fund’s sensitivity to interest rate changes. A shorter duration usually means less interest rate sensitivity and therefore a less volatile portfolio.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 11/30/09‡	Year Ended 5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡
NET ASSET VALUE						
Beginning of period	$ 11.08	$ 11.51	$ 10.65	$ 10.54	$ 11.32	$ 10.83
Investment activities						
Net investment income	0.23(1)	0.12(1)	0.59(1)	0.44(1)	0.48(1)	0.46(1)
Net realized and unrealized gain (loss)	0.61	(0.19)	0.75	(0.04)	(0.69)	0.41
Total from investment activities	0.84	(0.07)	1.34	0.40	(0.21)	0.87
Distributions						
Net investment income	(0.08)	(0.12)	(0.16)	(0.16)	(0.15)	(0.15)
Net realized gain	–	(0.21)	(0.32)	(0.13)	(0.42)	(0.23)
Tax return of capital	–	(0.03)	–	–	–	–
Total distributions	(0.08)	(0.36)	(0.48)	(0.29)	(0.57)	(0.38)
NET ASSET VALUE						
End of period	**$ 11.84**	**$ 11.08**	**$ 11.51**	**$ 10.65**	**$ 10.54**	**$ 11.32**
Ratios/Supplemental Data						
Total return(2)	**7.59%(1)**	**(0.44)%(1)**	**12.80%(1)**	**3.79%(1)**	**(1.95)%(1)**	**8.12%(1)**
Ratio of total expenses to average net assets	0.50%(1)(3)	0.50%(1)	0.50%(1)	0.50%(1)	0.50%(1)	0.50%(1)
Ratio of net investment income to average net assets	4.11%(1)(3)	1.13%(1)	5.24%(1)	4.08%(1)	4.39%(1)	4.13%(1)
Portfolio turnover rate	6.1%	33.6%	7.5%	14.3%	15.9%	26.3%
Net assets, end of period (in thousands)	$ 307,127	$ 256,586	$ 209,387	$ 100,733	$ 105,187	$ 104,615

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.6%		
Commercial Mortgage Backed Securities 1.6%		
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class A-4A 4.871%, 9/11/42	649	633
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	792	780
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3 5.467%, 9/15/39	1,750	1,474
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB15, Class A4, VR 5.814%, 6/12/43	930	890
Morgan Stanley Capital I Series 2007-IQ14, Class A4, VR 5.692%, 4/15/49	1,300	1,031
Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,911)		4,808
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.8%		
U.S. Government Obligations 0.8%		
Government National Mortgage Assn.		
5.50%, 10/20/39	1,474	1,572
6.00%, 3/15/38 - 12/15/38	724	776
6.50%, 8/15/38	196	210
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $2,513)		2,558
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 90.4%		
U.S. Treasury Obligations 90.4%		
U.S. Treasury Inflation-Indexed Bonds, 1.75%, 1/15/28	27,215	27,334
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	18,226	19,086
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/25	10,953	12,019

U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	5,515	6,068
U.S. Treasury Inflation-Indexed Bonds, 2.50%, 1/15/29	5,029	5,639
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	1,764	2,283
U.S. Treasury Inflation-Indexed Bonds, 3.875%, 4/15/29	8,027	10,765
U.S. Treasury Inflation-Indexed Notes, 0.625%, 4/15/13	5,109	5,227
U.S. Treasury Inflation-Indexed Notes, 1.375%, 7/15/18	10,165	10,475
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	9,953	10,514
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/18	19,102	20,054
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/13	20,783	22,102
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/15	7,739	8,301
U.S. Treasury Inflation-Indexed Notes, 1.875%, 7/15/19	7,080	7,585
U.S. Treasury Inflation-Indexed Notes, 2.00%, 4/15/12	10,217	10,755
U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/14	8,275	8,854
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14	35,615	38,319
U.S. Treasury Inflation-Indexed Notes, 2.00%, 1/15/16	2,394	2,579
U.S. Treasury Inflation-Indexed Notes, 2.125%, 1/15/19	5,029	5,487
U.S. Treasury Inflation-Indexed Notes, 2.50%, 7/15/16	8,983	10,002
U.S. Treasury Inflation-Indexed Notes, 2.625%, 7/15/17	15,422	17,354
U.S. Treasury Inflation-Indexed Notes, 3.00%, 7/15/12	10,846	11,761
U.S. Treasury Inflation-Indexed Notes, 3.50%, 1/15/11 (1)	4,839	5,056
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $261,761)		277,619

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 1.9%

Treasuries 1.9%

Government of Japan, Treasury Inflation-Indexed 0.80%, 12/10/15 (JPY)	60,180	658
Government of Japan, Treasury Inflation-Indexed 1.20%, 6/10/17 (JPY)	221,320	2,412

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/09
Investment Income (Loss)	
Income	
Interest	$ 6,341
Dividend	6
Total income	6,347
Expenses	
Investment management	490
Shareholder servicing	219
Prospectus and shareholder reports	35
Custody and accounting	75
Registration	25
Legal and audit	11
Directors	3
Miscellaneous	3
Reductions of fees and expenses	
Investment management fees waived	(173)
Total expenses	688
Net investment income	5,659
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	360
Futures	(760)
Foreign currency transactions	99
Net realized loss	(301)
Change in net unrealized gain (loss)	
Securities	15,422
Futures	(70)
Other assets and liabilities denominated in foreign currencies	(54)
Change in net unrealized gain	15,298
Net realized and unrealized gain	14,997
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 20,656**

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/09	Year Ended 5/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,659	$ 2,696
Net realized loss	(301)	(6,810)
Change in net unrealized gain (loss)	15,298	(550)
Increase (decrease) in net assets from operations	20,656	(4,664)
Distributions to shareholders		
Net investment income	(1,883)	(2,698)
Net realized gain	–	(4,380)
Tax return of capital	–	(620)
Decrease in net assets from distributions	(1,883)	(7,698)
Capital share transactions*		
Shares sold	72,642	204,910
Distributions reinvested	1,707	6,929
Shares redeemed	(42,581)	(152,278)
Increase in net assets from capital share transactions	31,768	59,561
Net Assets		
Increase during period	50,541	47,199
Beginning of period	256,586	209,387
End of period	**$ 307,127**	**$ 256,586**
Undistributed (overdistributed) net investment income	3,467	(309)
*Share information		
Shares sold	6,426	18,245
Distributions reinvested	150	647
Shares redeemed	(3,787)	(13,935)
Increase in shares outstanding	2,789	4,957

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Inflation Protected Bond Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2009, totaled $14,000 for the six months ended November 30, 2009.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2009, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended November 30, 2009, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 3% and 11% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2009, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Futures Contracts The fund is subject to interest rate risk and/or foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and/or currency values, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of November 30, 2009, no collateral was pledged by either the fund or counterparties.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the six months ended November 30, 2009, the fund invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provides eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which are either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from final termination of the TALF program, currently scheduled for June 30, 2010, with two possible one-year extensions. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of November 30, 2009, the fund had outstanding capital commitments in the amount of $1,002,000, which may be called at the discretion of the private fund’s manager.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $4,772,000 and $4,850,000, respectively, for the six months ended November 30, 2009. Purchases and sales of U.S. government securities aggregated $30,655,000 and $11,409,000, respectively, for the six months ended November 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $2,639,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $3,767,000 of unused capital loss carryforwards, of which $28,000 expire in fiscal 2013, $13,000 expire in fiscal 2014, $574,000 expire in fiscal 2015, $265,000 expire in fiscal 2016, and $2,887,000 expire in fiscal 2017.

At November 30, 2009, the cost of investments for federal income tax purposes was $289,763,000. Net unrealized gain aggregated $16,991,000 at period-end, of which $17,555,000 related to appreciated investments and $564,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2009, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through September 30, 2010. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than September 30, 2012. Pursuant to this agreement, management fees in the amount of $173,000 were waived during the six months ended November 30, 2009. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $1,127,000 remain subject to repayment at November 30, 2009.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2009, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $101,000 for T. Rowe Price Services, Inc.; and $41,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of November 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 226,474 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010